SUPPLEMENT

Dated February 15, 2007 to the

Class A, Class B and Class C Shares Prospectuses dated March 1, 2006

Class Y Shares Prospectus dated March 1, 2006

Class I Shares Prospectus dated July 31, 2006

Class L, Class M, Class N, Class H, Class Z, Class E Shares Prospectus dated March 1, 2006

Class R3, Class R4, Class R5 and Class Y Prospectus dated December 15, 2006

For The Hartford Mutual Funds

Effective June 30, 2007, James H. Averill will retire as Senior Vice President, Partner and Equity Research Analyst of Wellington Management Company, LLP.  Accordingly the following changes have been made to the Prospectuses.

Hartford Value Opportunities Fund

Effective April 1, 2007, James H. Averill will no longer be involved in the portfolio management of The Hartford Value Opportunities Fund (the “Fund”).  The Fund will continue to be managed by a team of portfolio managers and research analysts.  David R. Fassnacht, James N. Mordy and David W. Palmer will continue to serve as Portfolio Managers with Messrs. Palmer and Fassnacht primarily responsible for various sectors and Mr. Mordy contributing ideas.  Accordingly, in your Prospectus, the section entitled “Management of the Funds, Portfolio Manager of the Funds, Hartford Value Opportunities Fund,” the information regarding Mr. Averill is deleted and the information regarding Messrs. Fassnacht, Mordy and Palmer is deleted and replaced with the following:

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since April 2007 and has been involved in portfolio management and securities analysis for the Fund since its inception (2001).  Mr. Fassnacht joined the firm as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception (2001).  Mr. Mordy joined the firm as an investment professional in 1985.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since April 2007 and has been involved in portfolio management and securities analysis for the Fund since 2003.  Mr. Palmer joined the firm as an investment professional in 1998.

Hartford Capital Appreciation II Fund

Effective April 1, 2007, James H. Averill will no longer be involved in the portfolio management of The Hartford Capital Appreciation II Fund (the “Fund”).  The Value Opportunities strategy will be managed by a team of investment professionals including:  David R. Fassnacht, James N. Mordy and David W. Palmer.  Accordingly, in your Prospectus in the section entitled “Management of the Funds, Portfolio Manager of the Funds, Hartford Capital Appreciation II Fund,” the information regarding Mr. Averill is deleted.

This Supplement should be retained with your Prospectus for future reference.

Supplement

dated February 15, 2007

to the Combined Statement of Additional Information (the “SAI”)

for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

dated March 1, 2006

The SAI is revised as follows effective April 1, 2007:

Hartford Capital Appreciation II Fund and Hartford Value Opportunities Fund

James H. Averill will no longer serve as portfolio manager of the above referenced funds.  Accordingly, all references and disclosures concerning James H. Averill are hereby deleted.

This Supplement should be retained with your SAI for future reference.